                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2003

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5. OTHER EVENTS.

On April 28, 2003, Citigroup Inc. announced the settlement by Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.) with the SEC, the NASD, the NYSE and the New York Attorney General of all outstanding investigations into research, IPO allocation and distribution practices.

A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      Exhibit Number
      --------------
           99.1             Press Release, dated April 28, 2003, issued by Citigroup Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2003                       CITIGROUP INC.


                                             By: /s/ Michael S. Helfer
                                                --------------------------------
                                             Name: Michael S. Helfer
                                             Title: General Counsel and
                                                    Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit Number
--------------
    99.1             Press Release, dated April 28, 2003, issued by Citigroup Inc.